                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                  [SURF LOGO]

                          LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                 DATA ENTRY RULES:
POOL DATA        1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

  DEAL TICKER:   2. PLEASE ENTER 0 FOR BLANKS.

                                  POOL SUMMARY

Total Issue Balance (USD)                                  780,000,000
Original Mortgage Pool Balance (USD)                       797,910,083
Current Mortgage Pool Balance (USD)                        796,465,988
Total Number of Loans                                            5,397
Average Loan Balance (USD)                                     147,576
1st lien (%age)                                                   95.5%
2nd lien (%age)                                                    4.6%
WA FICO                                                            626
- Minimum FICO                                                     500
- Maximum FICO                                                     805
WA LTV                                                            82.3%
- Minimum LTV                                                     14.3%
- Maximum LTV                                                    100.0%
WA DTI                                                            40.9%
- Minimum DTI                                                      5.3%
- Maximum DTI                                                     58.3%
WA Age (Months)                                                      5
WA Remaining Term (Months)                                         346
Aquired Loans                                                    100.0%
North California (% of Pool)                                       9.9%
South California (% of Pool)                                      20.6%

                                NORTH CALIFORNIA

% of State                                                        32.3
WA FICO                                                            628
- Minimum FICO                                                     503
- Maximum FICO                                                     785
WA LTV                                                           81.33
- Minimum LTV                                                    14.32
- Maximum LTV                                                      100
Highest Zip-Code Density (% of State)                             1.08
Zip-Code with Highest Density                                    93906

                                SOUTH CALIFORNIA

% of State                                                        67.7
WA FICO                                                            633
Minimum FICO                                                       501
Maximum FICO                                                       775
WA LTV                                                           79.31
Minimum LTV                                                      24.26
Maximum LTV                                                        100
Highest Zip-Code Density (% of State)                             1.13
Zip-Code with Highest Density                                    92592

   CLASSIFICATION                   TOTAL            CHECK
   --------------                   -----            -----
Mortgage Type                    796,465,988           -
Loan-to-Value                    796,465,988           -
FICO                             796,465,988           -
Purpose                          796,465,988           -
Occupancy                        796,465,988           -
Loan Balance                     796,465,988           -
Property Type                    796,465,988           -
Documentation Type               796,465,988           -
Fixed Period                     796,465,988           -
Debt-to-Income Ratio             796,465,988           -
Geographic Distribution          796,465,988           -

                                 PER ANNUM FEES

Servicer Fees                                  0.5
Cost of Carry

                  DATA ENTRY RULES:
POOL DATA         1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

 DEAL TICKER:     2. PLEASE ENTER 0 FOR BLANKS.

   MORTGAGE TYPE                      WA LTV     WA FICO         BALANCE
   -------------                      ------     -------         -------
Classic 30yr FRM                        78%        627          87,377,104
Classic 15yr FRM                        55%        617           7,030,312
Classic ARM
Classic 15/30 Balloon                   21%        660          33,559,386
Classic 5/1 Hybrid                      82%        617         457,004,964
Classic 5/1 IO Hybrid                   81%        641         211,494,222
5/1 Hybrid w/3 year IO feature

    LTV               WA LTV           WA FICO          BALANCE
    ---               ------           -------          -------
0.01-20.00              20%              660          34,556,063
20.01-25.00             22%              652           1,969,610
25.01-30.00             28%              604             828,028
30.01-35.00             33%              645           1,346,769
35.01-40.00             38%              594           3,013,386
40.01-45.00             44%              584           1,968,942
45.01-50.00             48%              592           4,319,259
50.01-55.00             53%              601           8,321,792
55.01-60.00             58%              595           8,097,913
60.01-65.00             63%              588          15,910,597
65.01-70.00             69%              592          23,752,847
70.01-75.00             74%              593          43,670,100
75.01-80.00             80%              639         342,369,565
80.01-85.00             84%              602          89,909,085
85.01-90.00             90%              620         152,655,972
90.01-95.00             95%              636          46,572,439
95.01-100.00           100%              660          17,203,621

                    DATA ENTRY RULES:
POOL DATA           1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

 DEAL TICKER:       2. PLEASE ENTER 0 FOR BLANKS.

    FICO              WA LTV     WA FICO       BALANCE
    ----              ------     -------       -------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500               69%        500           494,977
501 - 520               72%        511         7,539,736
521 - 540               75%        532        23,025,467
541 - 560               79%        551        54,953,259
561 - 580               80%        570        72,575,486
581 - 600               81%        591        93,056,153
601 - 620               79%        610       126,443,475
621 - 640               79%        630       126,384,181
641 - 660               77%        650        96,070,930
661 - 680               78%        669        77,738,730
681 - 700               78%        689        48,895,483
701 - 720               77%        710        26,340,072
721 - 740               79%        730        18,989,735
741 - 760               77%        750        13,812,754
761 - 780               77%        769         6,435,651
781 - 800               78%        787         3,127,828
801 - 820               74%        802           582,071
> 820
Unknown

                   DATA ENTRY RULES:
POOL DATA          1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

 DEAL TICKER:      2. PLEASE ENTER 0 FOR BLANKS.

      LTV                MIG%                  WA FICO          BALANCE WITH MIG
      ---                ----                  -------          ----------------
0.01-20.00
20.01-25.00
25.01-30.00
30.01-35.00
35.01-40.00
40.01-45.00
45.01-50.00
50.01-55.00
55.01-60.00
60.01-65.00
65.01-70.00
70.01-75.00
75.01-80.00
80.01-85.00
85.01-90.00
90.01-95.00
95.01-100.00

      PURPOSE             WA LTV          WA FICO          BALANCE
      -------             ------          -------          -------
Purchase                    78%             644          371,715,036
Cash-Out/Refinancing        79%             610          389,210,033
Refinancing                 81%             621           35,540,919

 OCCUPANCY               WA LTV     WA FICO         BALANCE
 ---------               ------     -------         -------
Owner                      79%        625         764,658,918
Investment                 81%        658          26,378,484
2nd Home                   81%        651           5,428,586

                   DATA ENTRY RULES:
POOL DATA          1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.

 DEAL TICKER:      2. PLEASE ENTER 0 FOR BLANKS.

LOAN BALANCE             WA LTV   WA FICO           BALANCE
------------             ------   -------           -------
<$200,000                 76%       624           416,552,676
<$400,000                 81%       628           324,536,988
<$600,000                 84%       636            52,758,919
>$600,000                 71%       658             2,617,404

 PROPERTY TYPE           WA LTV   WA FICO           BALANCE
 -------------           ------   -------           -------
SFR                       79%       624           615,606,499
PUD                       79%       629           109,841,880
CND                       77%       648            40,097,403
2-4 Family                79%       642            30,920,206

 DOCUMENTATION TYPE      WA LTV   WA FICO           BALANCE
 ------------------      ------   -------           -------
Full                      80%       610           420,044,452
Reduced                   81%       631            14,731,556
SISA                      77%       645           361,689,981
NISA
NINA
NAV
No Ratio
Alt

                         DATA ENTRY RULES:
   POOL DATA             1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.
   DEAL TICKER:          2. PLEASE ENTER 0 FOR BLANKS.

FIXED PERIOD (MONTHS)   WA LTV   WA FICO     BALANCE
---------------------   ------   -------   -----------
          1
          3
          6               83%      611       7,665,428
         12
         24               82%      624     573,113,919
         36               82%      626      78,903,707
         60               77%      641       8,816,132
         84
    >=120                 62%      635     127,966,802

     DTI        WA LTV   WA FICO     BALANCE
-------------   ------   -------   -----------
 0.01 -  5.00
 5.01 - 10.00     77%      617       1,069,862
10.01 - 15.00     77%      629       3,567,230
15.01 - 20.00     76%      625      10,424,594
20.01 - 25.00     78%      615      21,921,344
25.01 - 30.00     79%      615      44,571,685
30.01 - 35.00     79%      618      84,822,968
35.01 - 40.00     79%      625     133,928,765
40.01 - 45.00     78%      632     213,539,921
45.01 - 50.00     79%      630     242,255,103
50.01 - 55.00     80%      611      39,782,412
> 55.00           86%      601         582,104
Unknown

                         DATA ENTRY RULES:
   POOL DATA             1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.
   DEAL TICKER:          2. PLEASE ENTER 0 FOR BLANKS.

GEOGRAPHIC DISTRIBUTION   WA LTV   WA FICO     BALANCE
-----------------------   ------   -------   -----------
AK                          90%      573         301,756
AL                          80%      634       5,745,159
AR                          75%      638         855,287
AS
AZ                          81%      633      19,498,561
CA                          76%      631     242,823,483
CO                          80%      636      15,251,665
CT                          80%      625      12,011,460
CZ
DC                          79%      608       1,096,119
DE                          76%      607         751,187
FL                          79%      624      39,693,086
GA                          82%      621      22,276,493
GU
HI
IA                          82%      599       1,953,799
ID                          78%      627       2,224,422
IL                          79%      635      60,145,982
IN                          84%      616      12,528,502
KS                          79%      613       4,513,055
KY                          81%      622       5,450,510
LA                          81%      611       3,074,722
MA                          79%      628      13,052,850
MD                          81%      616      19,831,882
ME                          82%      602       1,329,051
MI                          82%      611      29,189,842
MN                          79%      640      20,312,616
MO                          83%      612      15,647,841
MS                          83%      630       2,127,829
MT                          85%      636         402,183
NC                          82%      625       7,251,691
ND                          84%      630         751,583
NE                          79%      615       1,158,875
NH                          78%      643       2,751,748
NJ                          81%      602       7,302,164
NM                          80%      613       1,652,052
NV                          78%      623      22,059,734
NY                          78%      621      17,569,843
OH                          82%      613      30,049,910

                         DATA ENTRY RULES:
   POOL DATA             1. ONLY ENTER DATA IN THE FIELDS HIGHLIGHTED IN PURPLE.
   DEAL TICKER:          2. PLEASE ENTER 0 FOR BLANKS.



OK     82%    600    2,822,165
OR     78%    645    7,230,967
OT
PA     79%    616    8,454,352
PR
RI     78%    641    3,354,667
SC     84%    606    6,315,688
SD     73%    609      208,388
TN     83%    623   10,900,789
TT
TX     79%    621   53,593,562
UT     76%    643    4,695,155
VA     77%    626   26,841,028
VI
VT
WA     79%    629   20,215,397
WI     80%    634    6,763,072
WV     85%    621    2,277,127
WY     84%    565      156,688